Exhibit 10.12

SECOND AMENDMENT AND CONSENT TO RECEIVABLES TRANSFER AGREEMENT

THIS SECOND AMENDMENT AND CONSENT TO RECEIVABLES TRANSFER AGREEMENT (this “Amendment and Consent”) is entered into as of July 25, 2012 by and among BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands (the “Seller”); BUNGE FINANCE B.V., a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”), BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”), Coöperatieve Centrale Raiffeisen Boerenleenbank B.A., as administrative agent (in such capacity, the “Administrative Agent”), and each of the Purchaser Agents party hereto with respect to that certain Receivables Transfer Agreement, dated as of June 1, 2011, by and between the Seller, the Master Servicer, the Performance Undertaking Provider, the Administrative Agent and the Conduit Purchasers, Committed Purchasers and Purchaser Agents party thereto (as amended from time to time, the “Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto, or incorporated by reference, in the Agreement.

PRELIMINARY STATEMENTS

WHEREAS, the Seller, the Master Servicer and the Performance Undertaking Provider would like the Purchaser Agents to consent, and subject to the terms hereof such Purchaser Agents are willing to consent, to certain rating level exceptions for two of the Eligible Account Banks under the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

1.                                      Amendment and Consent; Limitations.

1.1.                            Consent. At the request of the Seller, the Master Servicer and the Performance Undertaking Provider, the Purchaser Agents hereby consent to and agree that notwithstanding the requirement set forth in the definition of “Eligible Account Bank” with respect to accounts outside the U.S. that the entity have at least two of the three following short-term ratings: at least A-1 by S&P, P-1 by Moody’s and F1 by Fitch, each of Banco Bilbao Vizcaya Argentaria S.A. (“BBVA”) and Banesto (“Banesto”) shall be considered an Eligible Account Bank for so long as (x) it has at least two of the three following short-term ratings: at least A-2 by S&P, at least P-2 by Moody’s and at least F2 by Fitch, and (y) it meets all other applicable criteria in the definition of Eligible Account Bank.

If either BBVA or Banesto fails to satisfy the requirements set forth above, it shall not constitute an “Eligible Account Bank” on the 30th calendar day following the initial date of such failure and the applicable Transaction Party shall transfer the applicable Collection Account(s) to an Eligible Account Bank and redirect all Obligors of the Spanish Portfolio Receivables (as defined below) to make payments to such new account within such 30 day period.

1.2                               Amendments.  The following paragraph shall be added to the definition of “Concentration Amount” in the Agreement:

1.2.1 “and (i) (a) on the monthly Settlement Date falling 6 months after the date Banesto or BBVA fails to satisfy the requirements set forth in the definition of Eligible Account Bank, the Master Servicer shall report the percentage of Collections paid with respect to Eligible Receivables sold under the Spanish RPA (the “Spanish Portfolio Receivables”) that have been paid directly into the then current Spanish Collection Accounts constituting Eligible Account Banks during the prior calendar month as a percentage of all Collections received on Eligible Receivables constituting Spanish Portfolio Receivables during such period (the “Direct Spanish Collection Percentage”) and in the event that the Direct Spanish Collection Percentage reported is less than 75%, an amount equal to the product of (A) the Outstanding Balance of Spanish Portfolio Receivables that qualify as Eligible Receivables and (B) 100% minus the Direct Spanish Collection Percentage and (b) on the monthly Settlement Date falling each month thereafter, an amount equal to the product of (A) the Outstanding Balance of Spanish Portfolio Receivables that qualify as Eligible Receivables and (B) 100% minus the Direct Spanish Collection Percentage, until such time that the Direct Spanish Collection Percentage is equal to or higher than 90%.

1.3.                            General Limitations.  Notwithstanding anything to the contrary herein or in the Transaction Documents, by executing this Amendment and Consent, none of the Purchaser Agents is now consenting to, nor has any Purchaser Agent agreed to consent in the future to, any additional exceptions or amendments to the definitions of “Eligible Account Bank” or “Concentration Amount” or any other provisions of any Transaction Document other than as expressly set forth in Sections 1.1 and 1.2 above.

1.4.                            No Waiver of Indemnification, Etc.  Without limiting the generality of the foregoing and for the avoidance of doubt, no Purchaser Agent is hereby waiving or releasing, nor have any of them agreed to waive or release in the future, any right or claim to indemnification or reimbursement by, or damages from any of the Seller, the Master Servicer or the Performance Undertaking Provider under any Transaction Document, including without limitation, for any liability, obligation, loss, damage, penalty, judgment, settlement, cost, expense or disbursement resulting or arising directly or indirectly from consents set forth in Section 1.1 above or the amendments set forth in Section 1.2 above.

2.                                      Representations.

2.1.                            Representations and Warranties. Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other parties hereto that, after giving effect to this Amendment and Consent, each of its representations and warranties set forth in the Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

3.                                      Conditions Precedent.  This Amendment and Consent shall become effective as of the date first above written upon receipt by the Administrative Agent of counterparts of this Amendment and Consent duly executed by each of the parties.

2

4.                                      Miscellaneous.

4.1.                            Except as expressly amended hereby, the Agreement shall remain unaltered and in full force and effect, and each of the parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

4.2.                            GOVERNING LAW. THIS AMENDMENT AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

4.3.                            CONSENT TO JURISDICTION.

(a)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment and Consent.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)                                 Each of the parties hereto consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in the Agreement.  Nothing in this Section 4.3 shall affect the right of any party to serve legal process in any manner permitted by law.

4.4.                            CONSENT OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT AND CONSENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.  EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT AND CONSENT OR ANY PROVISION HEREOF.  THIS AMENDMENT AND CONSENT SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT AND CONSENT.

4.5.                            This Amendment and Consent may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment and Consent.

4.6.                            To the fullest extent permitted by applicable law, delivery of an executed counterpart hereof via facsimile or via electronic mail of a .pdf copy hereof shall have the same force and effect as delivery of an executed original hereof.

<Signature pages follow>

3

IN WITNESS WHEREOF, the parties have executed this Amendment and Consent as of the day and year first above written.

BUNGE SECURITIZATION B.V.

By:
	Name:	J.W.P. Jansen
	Title:	Proxy Holder

By:
	Name:	B.M. van Beneden
	Title:	Proxy Holder

BUNGE FINANCE B.V.

By:
	Name:	J.J. Kloet
	Title:	Director

By:
	Name:	S.A.H. Claassens
	Title:	Director

BUNGE LIMITED

By:
	Name:	Premchand Kanneganti
	Title:	Treasurer

By:
	Name:	Carla Heiss
	Title:	Assistant General Counsel and Assistant Secretary

[Signature to Second Amendment and Consent to Receivables Transfer Agreement]

S-1

CONSENTED TO AND AGREED:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent and Purchaser Agent

By:
	Name:	Eugene van Esveld
	Title:	Director

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Purchaser Agent

By:
	Name:	Christophe Boband
	Title:	Executive Director

By:
	Name:	Frederic Mazet
	Title:	Executive Director

HSBC BANK PLC, as Purchaser Agent

By:
	Name:	Nigel Batley
	Title:	Managing Director

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By:
	Name:	Baptiste Ranjard
	Title:	Authorized Attorney

[Signature to Consent to Receivables Transfer Agreement]

S-2